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                                                                    Exhibit 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS

     We hereby consent to the incorporation by reference in the Registration Statements on Forms S-8 (No.333-96781, No. 333-66626, No. 333-85560, No.
333-63276, No. 333-56412) and S-3 (No. 333-85692) of InterDigital Communications Corporation of our report dated March 14, 2002 relating to the financial statements and financial statement schedule, which appears in this Form 10-K.

PricewaterhouseCoopers LLP

Philadelphia, PA
March 31, 2003